THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, AUGUST 11, 1997 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

                              LETTER OF TRANSMITTAL
                                TO TENDER SHARES
                                       OF
                                  COMMON STOCK
                                       OF
                           CONTROL DATA SYSTEMS, INC.
              PURSUANT TO THE OFFER TO PURCHASE DATED JULY 15, 1997
                                       BY
                             CDSI ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                            CDSI HOLDING CORPORATION

                        The Depositary for the Offer is:

                             THE BANK OF NEW YORK



             By Mail:               By Facsimile Transmission:               By Hand or
     The Bank of New York         (for Eligible Institutions Only)       Overnight Courier:
       Tender & Exchange                  (212) 815-6213                The Bank of New York
            Department                                                    Tender & Exchange
         P.O. Box 11248             For Confirmation Telephone:              Department
     Church Street Station                (800) 507-9357                 101 Barclay Street
New York, New York 10286-1248                                            Receive and Deliver
                                                                               Window
                                                                       New York, New York 10286


     Delivery of the Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined in the Offer to Purchase, dated July 15, 1997 (the "Offer to Purchase")), are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of shares are made by book-entry transfer to an account maintained by The Bank of New York (the "Depositary") at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

  Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              -------------------------------------------------
   Check Box of Book-Entry Transfer Facility:

     [ ] The Depository Trust Company

     [ ] Philadelphia Depository Trust Company

   Account No.

               -----------------------------------------------------------------
   Transaction Code No.
                        --------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

     Name(s) of Registered Holder(s):
                                     -------------------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

     Name of Institution which Guaranteed Delivery:
                                                    ----------------------------


                                DESCRIPTION OF SHARES TENDERED

 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)             SHARE CERTIFICATE(S) AND
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                 SHARE(S) TENDERED
        APPEAR(S) ON SHARES CERTIFICATES)             (ATTACH ADDITIONAL LIST, IF NECESSARY)

                                                                    TOTAL NUMBER
                                                                  OF SHARES
                                                       SHARE        REPRESENTED     NUMBER OF
                                                    CERTIFICATE       BY SHARE        SHARES
                                                    NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                    ----------    ---------------   ----------

                                                 -------------    ---------------   ----------

                                                 -------------    ---------------   ----------

                                                 -------------    ---------------   ----------

                                                 -------------    ---------------   ----------

                                                 TOTAL SHARES
----------------------------------------------------------------------------------------------

*    Need not be completed by Book-Entry Stockholders.

** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See
     Instruction 4.


Ladies and Gentlemen:

     The undersigned hereby tenders to CDSI Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of CDSI Holding Corporation , a Delaware corporation ("Parent"), the described shares of Common Stock, par value $.01 per share (the "Shares"), of Control Data Systems, Inc., a Delaware corporation (the "Company"), at a price of $20.25 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 15, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to Parent or one or more of Parent's subsidiaries or affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is declared or paid by the Company on or after July 15, 1997 and is payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (a "Distribution"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (and any Distributions) or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (ii) present Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of Shares (and any Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Patrick J. Welsh and Thomas E. McInerney, and each of them individually, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned or postponed meeting) of the Company, or by consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the tendered Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to the Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser or its designees is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that either or both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return Share Certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares.


       SPECIAL PAYMENT INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 5, 6 AND 7)              (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if  certificates  for    To be completed ONLY if  certificates  for
Shares  not  tendered  or  not   purchased    Shares  not  tendered  or  not   purchased
and/or the check for the purchase price of    and/or the check for the purchase price of
Shares  purchased  are to be issued in the    Shares purchased are to be sent to someone
name   of    someone    other   than   the    other  than  the  undersigned  or  to  the
undersigned.                                  undersigned  at an address other than that
                                              shown above.


Mail Check [ ] and/or Certificates [ ] to:    Issue Check [ ] and/or Certificates [ ] to:

Name______________________________________    Name_______________________________________
               (Please Print)                                (Please Print)

Address___________________________________    Address____________________________________

__________________________________________    ____________________________________________
              (Include Zip Code)                            (Include Zip Code)

__________________________________________    ____________________________________________
(Tax Identification or Social Security No.)   (Tax Identification or Social Security No.)
      (See Substitute Form W-9 below)                 (See Substitute Form W-9 below)

                                   SIGN HERE

                PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW

_______________________________________________________________________________
 SIGN HERE-                                                        - SIGN HERE

_______________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))

Dated: ___________________________________, 1997

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (Full Title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                             (Including Zip Code)

(Area Code and Telephone No.)___________________________________________________

(Tax Identification or Social Security No.)_____________________________________

                         (SEE SUBSTITUTE FORM W-9 BELOW)
                            GUARANTEE OF SIGNATURE(S)

                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

(Authorized Signature(s))_______________________________________________________

(Name)__________________________________________________________________________

(Name of Firm)__________________________________________________________________

(Address Including Zip Code)____________________________________________________

(Area Code and Telephone Number)________________________________________________

(Dated)___________________________________, 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the registered holder of the Shares tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" or (b) if such Shares are tendered for the account of a bank or trust company in the United States or by a firm that is a member of the National Association of Securities Dealers, Inc. or of a registered national securities exchange which is a member of a recognized member of a Medallion Signature Guarantee Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and, if later, stockholders who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis must tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures of Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. See Instruction 1.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

     9. 31% Backup Withholding, Substitute Form W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has (have) been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent for the Company, The Bank of New York. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.



                  TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                               (SEE INSTRUCTION 9)

                              Part  1  -  PLEASE  PROVIDE YOUR TIN IN                         Social Security Number
SUBSTITUTE                    THE  BOX   AT   RIGHT  AND  CERTIFY  BY                 or  Employer Identification  Number
FORM W-9                      SIGNING AND DATING BELOW.
                                                                                       ------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                              Part  2  -  Certification-Under  penalties  of  perjury,  I certify that:
DEPARTMENT OF THE TREASURY
INTERNAL  REVENUE  SERVICE    (1)  (1) The number shown on this form is my correct (or I am waiting for a number to be issued to me) and
PAYER'S  REQUEST FOR
TAXPAYER IDENTIFICATION       (2)  I am not  subject to backup  withholding  because:  (a) I am exempt  from backup
NUMBER "TIN"                       withholding,  or (b) I have not been  notified by the Internal  Revenue  Service
                                   (the "IRS") that I am subject to backup  withholding as a result of a failure to report all  interest or  dividends,  or (c) the IRS has notified me that I am no longer  subject to backup  withholding.  Certification  Instructions  - You must cross  out item (2)  above if you  have  been  notified  by the IRS that you are currently subject to backup withholding  because of under-reporting  interest or dividends on your tax return.  However,  if after being notified by the IRS that you were subject to backup withholding,  you received another  notification from the IRS that you are no longer subject to backup  withholding,  do not cross out such Item (2).

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Part 3
                   SIGNATURE: _____________________________  DATE: ________                      Awaiting
                                                                                                 TIN  [  ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

------------------------------------------  ------------------------------, 1997
               Signature                                Date

Any questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                                     (LOGO)

                               Wall Street Plaza
                            New York, New York 10005
                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                               J.P. MORGAN & CO.

                                 60 Wall Street
                                 Mail Stop 25RY
                            New York, New York 10260
                                 (888) 576-5626